Filed pursuant to 497(d)

File No. 333-254611

AMG FUNDS IV

AMG GW&K Small Cap Value Fund II

(Formerly AMG Managers Silvercrest Small Cap Fund)

Supplement dated June 17, 2021 to the Proxy Statement/Prospectus, dated April 23, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small Cap Value Fund II (formerly AMG Managers Silvercrest Small Cap Fund) (the “Target Fund”), a series of AMG Funds IV, contained in the Target Fund’s Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), dated as noted above. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Proxy Statement/Prospectus.

The special meeting of shareholders that was originally scheduled for June 9, 2021, has been adjourned to June 18, 2021 at 3:00 p.m. Eastern Time. In addition, (i) the Closing Date is revised to be on or about August 9, 2021, or as soon thereafter as practicable, and (ii) the Valuation Time is revised to be 4:00 p.m. Eastern Time on August 6, 2021 or such earlier or later time and day as may be mutually agreed upon in writing by the parties to the Plan of Reorganization.

AMG Funds LLC (“AMGF”) has contractually agreed to the following fee changes for the Target Fund, all of which will be effective after the close of business on the date on which shareholders of the Target Fund approve the Reorganization and the New Subadvisory Agreement, and continue until the Target Fund is reorganized with and into AMG GW&K Small Cap Value Fund (the “Acquiring Fund”), a series of AMG Funds (the “Termination Date”): (i) AMGF will waive a portion of the Target Fund’s management fee such that the management fee will be limited to 0.70%; (ii) AMGF will waive a portion of the shareholder servicing fees payable by Class I shares of the Target Fund such that the shareholder servicing fees paid by Class I shares of the Target Fund do not exceed 0.05%; (iii) AMGF will waive a portion of the shareholder servicing fees payable by Class N shares of the Target Fund such that the aggregate distribution and/or service fees and shareholder servicing fees paid by Class N shares of the Target Fund do not exceed 0.25%; and (iv) the Target Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least the Termination Date, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.90% of the Target Fund’s average daily net assets, subject to later reimbursement by the Target Fund in certain circumstances. These fee changes will result in the overall reduction of the Target Fund’s net expense ratios as compared with the Target Fund’s current fee structure, and will result in the net expense ratio of each class of shares of the Target Fund being the same as the net expense ratio of the corresponding class of shares of the Acquiring Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE